                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/J. MAHLON BUCK, JR.
                                              ---------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/PAUL J. DARLING, II
                                              ---------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is Acting Chief Financial Officer of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/KURT E. DINKELACKER
                                              ---------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/WILLIAM F. DRAKE, JR.
                                              ---------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/JAMES J. FORESE
                                              ---------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/FREDERICK S. HAMMER
                                              ---------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that she is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/BARBARA BARNES HAUPTFUHRER
                                              ----------------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/DANA G. MEAD
                                              ----------------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/RAY B. MUNDT
                                              ---------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/PAUL C. O'NEILL
                                              ------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/ROGELIO G. SADA
                                              ------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/JAMES W. STRATTON
                                              --------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is Chairman, President and Chief Executive Officer of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-1, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 4th day of December, 1995.



                                       SIGNED:  /s/JOHN E. STUART
                                              --------------------------